Case # 02 B 12059

HALO Industries, Inc.

April 2003

Exhibit A - Cash Flow Statement

HALO INDUSTRIES - DIP
CASH FLOW PROJECTIONS	Actual	Budget	Variance
FOR THE WEEK ENDING	April	April	Fav/(Unfav)

REVOLVER ROLLFORWARD

TOTAL CASH RECEIPTS	1,201	2,469	(1,268)

CASH REQUIREMENTS

PRODUCT	1,153	1,943	789
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS / A/P	—	—	—
SELLING EXPENSE
COMMISSIONS	179	209	30
WAGES	11	10	(1)
SEVERANCE	—	—	—
PAYROLL TAX	7	17	10
SALES ASST.	—	—	—
SAMPLE EXPENSE	3	12	9
MARKETING EXP	0	—	(0)
CATALOGS	0	7	7
ADVERTISING	—	0	0
AUTOMOBILE	—	—	—
TRAVEL	2	—	(2)
MEALS & ENT.	1	—	(1)
PROMOTION & BUS. EXP.	—	0	0
EXHIBITS & SHOWS	—	1	1
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	17	26	9
RECRUITING EXPENSE	0	-	(0)
MONTHLY ALLOWANCE	—	18	18
TOTAL SELLING	220	300	80

G&A EXPENSES
WAGES	239	270	31
WAGES - SEVERANCE	51	50	(1)
BONUS	15	—	(15)
TEMP HELP	2	1	(1)
SALARY - OTHER	—	—	—
PAYROLL TAXES	24	24	1
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	0	—	(0)
401K EXP	—	1	1
GROUP INSURANCE	0	(13)	(14)
SELF INSURANCE CLAIMS	138	161	23
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	7	7	(0)
M&E	3	4	1
AUTO EXP	—	—	—
RENT EXPENSE	58	66	7
RENT ADD ON EXP	1	3	2
UTILITIES	1	2	2
R&M & CAP EX	2	2	(0)
ALARM SERVICE	—	—	—
MOVING EXP	—	—	—
EQUIP RENTAL	2	4	2
REAL ESTATE TAXES	—	—	—
TELEPHONE	31	46	15
TELEPHONE REPAIRS	0	2	2
FREIGHT HOUSE	7	6	(1)
POSTAGE	1	4	3
COLLECTION EXP	1	2	1
BANK/CREDIT CARD FEES	7	9	2
OFFICE EXP	0	4	4
PRINTING/STATIONARY	1	6	6
DUES & SUBS	11	0	(10)
DATA LINES	1	9	8
COMPUTER SUPPLIES	5	0	(4)
COMPUTER SUPPORT	21	20	(1)
OFFICE SUPPLIES	4	6	2
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	0	7	7
PROFESSIONAL FEES	373	623	250
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	0	16	15
USE TAX/SALES TAX	32	45	13
CONTRIBUTIONS	—	1	1
INTEREST	—	11	11
MISCELLANEOUS	2	6	4
MANAGEMENT FEE/(RECEIPT)	—	(110)	(110)
TOTAL G&A	1,039	1,297	257

TOTAL CASH DISBURSEMENTS	2,413	3,539	1,126

NET CASH FLOW	(1,212)	(1,071)	(142)

LEE WAYNE
CASH FLOW PROJECTIONS	Actual	Budget	Variance
FOR THE WEEK ENDING	April	April	Fav/(Unfav)

TOTAL CASH RECEIPTS	4,302	3,961	341

CASH REQUIREMENTS

PRODUCT	2,476	2,576	100
SUPPLIER DEPOSITS	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	598	596	(2)
WAGES	10	30	20
SEVERANCE	—	—	—
PAYROLL TAX	9	5	(4)
SALES ASST.	—	—	—
SAMPLE EXPENSE	32	32	(0)
MARKETING EXP	1	6	5
CATALOGS	21	13	(8)
ADVERTISING	—	5	5
AUTOMOBILE	0	0	0
TRAVEL	1	7	6
MEALS & ENT.	1	2	1
PROMOTION & BUS. EXP.	0	—	(0)
EXHIBITS & SHOWS	0	18	18
NATIONAL MEETING EXP.	—	5	5
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	69	46	(23)
RECRUITING EXPENSE	7	1	(6)
MONTHLY ALLOWANCE	—	—	—
TOTAL SELLING	749	767	18

G&A EXPENSES
WAGES	198	184	(14)
WAGES - SEVERANCE	2	—	(2)
BONUS	3	—	(3)
TEMP HELP	1	2	1
SALARY - OTHER	—	—	—
PAYROLL TAXES	18	14	(4)
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	1	1
401K EXP	—	4	4
GROUP INSURANCE	0	21	21
SELF INSURANCE CLAIMS	0	—	(0)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	3	2	(1)
M&E	1	1	(1)
AUTO EXP	0	1	0
RENT EXPENSE	55	84	29
RENT ADD ON EXP	—	1	1
UTILITIES	4	10	6
R&M	9	6	(3)
ALARM SERVICE	—	—	—
MOVING EXP	—	1	1
EQUIP RENTAL	2	—	(2)
REAL ESTATE TAXES	—	—	—
TELEPHONE	22	32	10
TELEPHONE REPAIRS	—	1	1
FREIGHT HOUSE	24	12	(12)
POSTAGE	0	10	10
COLLECTION EXP	0	2	2
BANK/CREDIT CARD FEES	11	22	10
OFFICE EXP	2	7	5
PRINTING/STATIONARY	1	9	8
DUES & SUBS	2	1	(2)
DATA LINES	—	—	—
COMPUTER SUPPLIES	—	0	0
COMPUTER SUPPORT	5	6	1
OFFICE SUPPLIES	12	11	(2)
ART SUPPLIES	—	—	—
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	1	3	2
PROFESSIONAL FEES	—	9	9
GEN LIAB & PROPERTY	—	—	—
BUS LICENSES & FEES	0	1	1
USE TAX/SALES TAX	145	151	6
CONTRIBUTIONS	—	0	0
INTEREST	—	(3)	(3)
MISCELLANOUS	—	0	0
MANAGEMENT FEE/(RECEIPT)	—	110	110
TOTAL G&A	523	717	194

TOTAL CASH DISBURSEMENTS	3,748	4,061	313

NET CASH FLOW	554	(100)	654

Case # 02 B 12059

HALO Industries, Inc.

April 2003

Exhibit D - Statement of Inventory, Payroll Information and Status of Payments to Secure Creditors and Lessors

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME: HALO BRANDED SOLUTIONS                             CASE NO.: 02 B 12059

                                FOR MONTH ENDING APRIL, 2003

STATEMENT OF INVENTORY

Beginning inventory	$665,770.54

Add: purchases	$111,703.28

Less: goods sold	$320,655.40
(cost basis)

Ending inventory	$456,818.42

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$385,272.29

Payroll taxes due but unpaid	$0.00 (Remitted to ADP	)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of	Date regular	Amount of	Number of	Amount of
Creditor/	payment	Regular	Payments	Payments
Lessor	is due	Payment	Delinquent*	Delinquent*

LaSalle Bank N.A.	Monthly	Varies on activity	0	$0.00

*      Include only post-petition payments.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME: HALO BRANDED SOLUTIONS                             CASE NO.: 02 B 12059

                                FOR MONTH ENDING APRIL, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE:

Beginning of month balance	$3,437,671.41

Add: sales on account	$1,264,281.11

Less: collections	$763,358.67

End of month balance	$3,938,593.85

0-30	31-60	61-90	Over 90	End of Month
Days	Days	Days	Days	TOTAL

$1,334,964.44	$628,481.58	$185,102.66	$1,790,045.17	$3,938,593.85

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

Beginning of month balance	$296,728.44

Add: credit extended	$1,966,804.15

Less: payments of account	$1,888,677.31

End of month balance	$374,855.28

0-30	31-60	61-90	Over 90	End of Month
Days	Days	Days	Days	TOTAL

$441,939.32	$97,528.04	$55,837.46	$(220,449.54)	$374,855.28

ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE SCHEDULE AND FILE WITH THIS REPORT

See Attached

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME: LEE WAYNE CORPORATION                                                          CASE NO.: 02 B 13224

FOR MONTH ENDING APRIL, 2003

STATEMENT OF INVENTORY

Beginning inventory	$363,004.12

Add: purchases	$38,131.68

Less: goods sold (cost basis)	$37,907.89

Ending inventory	$363,227.91

PAYROLL INFORMATION STATEMENT

Gross payroll for this period	$342,996.13

Payroll taxes due but unpaid	$0.00 (Remitted to ADP	)

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/ Lessor	Date regular payment is due	Amount of Regular Payment	Number of Payments Delinquent*	Amount of Payments Delinquent*

Pitney Bowes-CUCA	Quarterly	$201.00	0	$0.00
Pitney Bowes-BRLA	Quarterly	$207.56	0	$0.00
Pitney Bowes-CORP	Quarterly	$332.24	0	$0.00
Wells Fargo Financing	Monthly	$1,087.00	0	$0.00

•      Include only post-petition payments.

Case # 02 B 12059

HALO Industries, Inc.

April 2003

Exhibit F - Tax Questionnaire and Related Tax Statements

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME: HALO BRANDED SOLUTIONS                             CASE NO.: 02 B 12059

                                FOR MONTH ENDING APRIL, 2003

TAX QUESTIONNAIRE

                Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.  Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes (X)	No ( )

2.	FICA withholdings	Yes (X)	No ( )

3.	Employee’s withholdings	Yes (X)	No ( )

4.	Employer’s FICA	Yes (X)	No ( )

5.	Federal Unemployment Taxes	Yes (X)	No ( )

6.	State Income Tax	Yes (X)	No ( )

7.	State Employee withholdings	Yes (X)	No ( )

8.	All other state taxes	Yes ( )	No (X)

                If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

•      Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

•      Delaware Franchise Tax, $92,000 due December 1, 2002.

•      Illinois Foreign Corporation Fee, $56,533 due September 1, 2002.

•      The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

6

HA-LO INDUSTRIES, INC

IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:

March 1, 2003 to March 31, 2003

DATE SUBMITTED:         6/13/2003

DATE REQUIRED:             4/4/2003

							3500 acct debit (credit)	other accts debit (credit)
Vendor #	Pay Day	Payable To Address	Total Amount of Check	CL	JL	G/L Account No.	Amount	Discount/Adj.

13834	20	State Tax Commission	$261.44	x	x	0-HI-HALO-3500-STID-CORP-00-00	261.44
PAYTO		PO Box 76				0-HI-HALO-5800-0000-CORP-00-00		0.00
		Boise, ID 83707

14260	15	State of Michigan	466.64	x	x	0-HI-HALO-3500-STMI-CORP-00-00	472.64		due on the 15th
PAYTX		Dept 77802				0-HI-HALO-5800-0000-CORP-00-00		(6.00)
		Detroit, MI 48277-0003				0-HI-HALO-5800-0000-CORP-00-00		—

1994	20	Minnesota Department of Revenue	$387.00	x	x	0-HI-HALO-3500-STMN-CORP-00-00	386.51
PAYTX		Minnesota Sales and Use Tax				0-HI-HALO-5800-0000-CORP-00-00		0.49
		P.O. Box 64622
		St. Paul, MN 55146-4622

14259	15	North Carolina Department of Revenue	$4,379.48	x	x	0-HI-HALO-3500-STNC-CORP-00-00	4,379.48		due on the 15th
PAYTO1		PO Box 25000				0-HI-HALO-5800-0000-CORP-00-00
		Raleigh, NC 27640

13837	20	New Jersey Sales Tax	$154.66	x	x	0-HI-HALO-3500-STNJ-CORP-00-00	154.66
PAYTO		CN-999				0-HI-HALO-5800-0000-CORP-00-00
		Trenton, NJ 08646-0999

13833	20	NYS Sales Tax Processing	$1,716.61	x	x	0-HI-HALO-3500-STNY-CORP-00-00	1,716.61
PAYTX		General Post Office				0-HI-HALO-5800-0000-CORP-00-00		0.00
		PO Box 1208				0-HI-HALO-1250-CCA-CORP-00-00
		New York, NY 10116-1208

13835	20	South Carolina Tax Commission	$81.99	x	x	0-HI-HALO-3500-STSC-CORP-00-00	84.52
PAYTO		SC Department of Revenue and Taxation				0-HI-HALO-5800-0000-CORP-00-00		(2.53)
		Sales Tax Return				0-HI-HALO-5800-0000-CORP-00-00		0.00
		Columbia, SC 29214-0102

22156	25	State of Washington	$418.70	x	x	0-HI-HALO-3500-STWA-CORP-00-00	418.70
PAYTO		Department of Revenue				0-HI-HALO-8760-0000-CORP-00-00		0.00
		PO Box 34051				0-HI-HALO-5800-0000-CORP-00-00		0.00
		Seattle, WA 98124-1051				0-HI-HALO-5800-0000-CORP-00-00		0.00

Subtotal of checks required			7,866.52				7,874.56	(8.04)

EFT’s		NO CHECKS ARE REQUIRED	EFT’s

24/30	24	California Board of Equalization	$5,211.00	x	x	0-HI-HALO-3500-STCA-CORP-00-00	5,212.63
						0-HI-HALO-5800-0000-CORP-00-00		(1.63)

	20	Florida Dept of Revenue	$2,791.05	x	x	0-HI-HALO-3500-STFL-CORP-00-00	2,821.24
EDI Return & Payment						0-HI-HALO-5800-0000-CORP-00-00		(30.00)
						0-HI-HALO-5800-0000-CORP-00-00		(0.19)

	20	Georgia Dept of Revenue	$1,180.63	x	x	0-HI-HALO-3500-STGA-CORP-00-00	1,217.14
						0-HI-HALO-5800-0000-CORP-00-00		(36.51)
						0-HI-HALO-5800-0000-CORP-00-00		0.00

Prepays	7	Illinois Dept of Revenue	$—	x	x	0-HI-HALO-3500-STIL-CORP-00-00	0.00
5/7/2002						0-HI-HALO-5800-0000-CORP-00-00		0.00

Prepays	15	Illinois Dept of Revenue	$—	x	x	0-HI-HALO-3500-STIL-CORP-00-00	0.00
5/15/2002						0-HI-HALO-5800-0000-CORP-00-00		0.00

Prepays	22	Illinois Dept of Revenue	$—	x	x	0-HI-HALO-3500-STIL-CORP-00-00	0.00
5/22/2002						0-HI-HALO-5800-0000-CORP-00-00		0.00

Prepays	31	Illinois Dept of Revenue	$—	x	x	0-HI-HALO-3500-STIL-CORP-00-00	0.00
5/31/2002						0-HI-HALO-5800-0000-CORP-00-00		0.00

	20	Illinois Dept of Revenue	$13,600.00	x	x	0-HI-HALO-3500-STIL-CORP-00-00	13,697.95
						0-HI-HALO-3845-0000-CORP-00-00		142.00
						0-HI-HALO-5800-0000-CORP-00-00		(240.00)
						0-HI-HALO-5800-0000-CORP-00-00		0.05
						0-HI-HALO-8890-0000-CORP-00-00	0.00	0.00

	20	Tennessee Department of Revenue	$1,938.00	x	x	0-HI-HALO-3500-STTN-CORP-00-00	1,937.82
						0-HI-HALO-5800-0000-CORP-00-00		0.18

	20	Texas Dept of Revenue	$4,277.59	x	x	0-HI-HALO-3500-STTX-CORP-00-00	4,299.09
						0-HI-HALO-5800-0000-CORP-00-00		(21.50)
						0-HI-HALO-5800-0000-CORP-00-00		0.00

	20	Wisconsin Department of Revenue	$333.99	x	x	0-HI-HALO-3500-STWI-CORP-00-00	343.99
						0-HI-HALO-5800-0000-CORP-00-00		(10.00)
						0-HI-HALO-5800-0000-CORP-00-00		0.00

Subtotal of EFTS			$29,332.26				$29,529.86	$(197.60)

Total Sales Tax Payments			$37,198.78				$37,404.42	$(205.64)

	Check Disbursements By Date:
	Check Disbursements Post Marked the 15th		$4,846.12
	Check Disbursements Post Marked the 20th		$2,601.70
	Check Disbursements Post Marked the 25th		$418.70
	Check Disbursements Post Marked the 28th		$—
	Check Disbursements Post Marked the 30th		$—
	Check Disbursements Post Marked the 31th		$—
	Total Checks		$7,866.52

	EFT Disbursements By Date:
	EFT Disbursements Posted By Bank On 7th:		$—
	EFT Disbursements Posted By Bank On 8th:		$—
	EFT Disbursements Posted By Bank On 15th:		$—
	EFT Disbursements Posted By Bank On 20th:		$24,121.26
	EFT Disbursements Posted By Bank On 22th:		$—
	EFT Disbursements Posted By Bank On 24th:		$5,211.00
	EFT Disbursements Posted By Bank On 28th:		$—
	EFT Disbursements Posted By Bank On 30th:		$—
	EFT Disbursements Posted By Bank On 31th:		$—

	Total EFT Disbursements		$29,332.26

	Total Disbursements		$37,198.78

ACH DEBIT	HALO

		3500	5800	Total
PAYEE:
	California Board of Equalization,	5,212.63	0.00	5,211.00
	PO Box 942879 Sacramento, CA. 94279-0001
month of:	February-03	Due on 23/24 by 3:00 PST
Step 1 (Dial)	1-800-554-7500 then 1	(1 day settlement allowed)
Step 2	blank
Step 3 (Select BOE)	1#
Step 4 (Select tax payment)	1#
Step 5 (BOE permit number)	30693090
Step 6 (Security Code)	9296
Step 7 (tax type code)	04102	04101, 04102, 04100
Step 8 (Period End Date)	02/28/03
Step 9 (Tax Amount)	521100
Step 10 (Penalty)	0
Step 11 (Interest Amount)	0
Step 12 (Total Amount)	521100
Step 13 (Verification Code)	27	Sum of digits + number of digits
Step 14 (Bank Debit Date)	03/24/03	Next business day (Use 25th made on 24th)
Step 15 (Reference #)	83312
Step 16 (Disconnect)	1#
Date Called	03/17/03
Time Called	11:50AM

Approved by	Jeff Link, Director of Tax / Finance	Date

04101	First Prepayment
04102	Second Prepayment
04100	Return Payment

Note:  Per Joanne (operator number 825) the payment of $67,033.00 will debit on 2/20/02 and will not debit twice.

		3500	5800	Total
PAYEE:	Commissioner of Revenue Services
	Department of Revenue Services	#REF!	#REF!	#REF!
P.O. Box 5030
Hartford, CT 06102-5030

month of:	February-03	Due on 29th by 5pm CST
1. (Dial)	1-800-733-8872
2. (EFT ID #)	47559#
3. (Tax Registration Number)	94722180000#
4. (EFT Password)	309#
5. (EFT Tax Type Code)	04100#
5a. (If correct = 1#, else 0#)	1#
6. (Tax Period End Date)	02/28/03#
7. (Amt of Tax Payment)	#REF!	Replace decimal with an asterisk *
7a. (Check Digit)	21	Sum of the digits + number of digits
7b. (If correct = 1#, else 0#)	1#
8. (Effective Date of payment)	03/31/03#	30th or following Monday if holiday
8a. (If correct = 1#, else 0#)	1#
9. (Confirmation Number)	10756293	Given by system
10. (Exit system)	3#
Date Called	03/17/03
Time Called	12:58 PM

Approved by	Jeff Link, Director of Tax	Date

		3500	5800	Total
PAYEE:	Florida Dept of Revenue	2,791.24	(30.19)	2,791.05
5050 W. Tennessee St. Tallahassee, FL 32314
EDI Return & Payment
month of:	Feb-03	Due on 19th by 3:45 EST
1. (Dial)	1-800-477-4829, then 1
2. (Company ID#)	1010*449674
3. (tax payment amount)	279105
4. (tax period)	02/28/03
5. (payment type)	1
6. (verification code)		starting with right most digit, mult by 1
7. (confirmation code)		then alt digits by 2. Add product of digits
Date Sent	03/17/03	to number of digits.
Time Sent	11.53AM
Date Confirmed
Time Confirmed

Approved by	Jeff Link, Director of Tax	Date

		3500	5800	Total
PAYEE:	Georgia Dept of Revenue
	Department of Revenue PO Box 105296 Atlanta, GA 30348	1,217.14	(36.51)	1,180.63

month of:	Feb-03	Due on 19th by 3:00 EST
1. (Dial)	1-800-477-4829, then 1
2. (Identification #)	1165*030386
3. (tax payment amount)	118063
4. (tax period end date)	02/28/03
5. (verification code)	19	Sum of digits + number of digits
6. (confirmation code)	4119
7.	correct
8.	Thank you. Good-bye.
Date Called	03/17/03
Time Called	1:04 PM

Approved by	Jeff Link, Director of Tax	Date

		3500 1st Pmt	3500 2nd Pmt	3500 3rd Pmt	3500 4th Pmt
PAYEE:	Illinois Dept. of Revenue
	Retailers Occupation Tax, Springfield, IL. 62796				—

month of:		December-02	December-02	December-02	December-02
(Dial)		1-888-453-6789
IBT Number		2059-8556	2059-8556	2059-8556	2059-8556
Password		9296	9296	9296	9296
Tax type code		0412	0412	0412	0412
		1#	1#	1#	1#
Tax period end date
Payment amount		$0.00	$0.00	$0.00	$0.00
		1#	1#	1#	1#
Debit date
confirmation number:
		2#	2#	2#	1#
Date Called					10/18/2002
Time Called					9:10AM

06/10/03
Approved by	Jeff Link, Director of Tax	Date

0412	Sales & Use Qtr-Mnthly Tax Payments
0411	ST-1 Sales and Use Tax Return Payment

		3500	5800	Total
PAYEE:	Illinois Dept. of Revenue	#REF!	(240.00)	13,600.00
	Retailers Occupation Tax, Springfield, IL. 62796

month of:	February-03
1. (Dial)	1-888-453-6789
2. IBT Number	2059-8556
3. Password	9296
4. Tax Type Code	0411

5. Tax Period End Date	2/28/2003
6. Payment Amount	13,600.00

7. Debit Date	3/20/2003
8. Confirmation Number:	87522

Date Called	3/17/2003
Time Called	1:09 PM

Approved by	Jeff Link, Director of Tax	Date

0412	Sales & Use Qtr-Mnthly Tax Payments
0411	ST-1 Sales and Use Tax Return Payment

		3500	5800	Total
PAYEE:	Indiana Dept of Revenue	#REF!	#REF!	#REF!
Department of Revenue PO Box 7218 Indianapolis, IN 46207-7218

month of:	February-03	Due on 19th by 4:00 EST
0. (Dial)	1-800-232-0059
1.	1#
2.	(none)
3. (Tax ID #)	0005164630001
4.	# to accept
5. (Access Code)	5149
6. (Tax Type Code)	0019
7.	# to accept
8. (Report Tax Payment)	1#
9. (Tax Period End Date)	02/28/03
10.	# to accept
11. (tax amount)	#REF!
12.	# to accept
13. (verification code)	18	Sum of digits + number of digits
14. (date payment trans)	03/20/03	Payment due date or earlier
15.	# to accept
16. (reference number)	87863
17.	1# to disconnect
Date Called	03/17/03
Time Called	1:15 PM

Approved by	Jeff Link, Director of Tax	Date

		3500	5800	Total
PAYEE:	Pennsylvania Dept. of Revenue	#REF!	#REF!	#REF!

month of:	February-03	Due on 19th by 4:45 EST
1. (Dial)	1-800-950-1381, then 1
2. (Inform report ID #)	2311086298
3. (Total Tax Payment)	#REF!
4. (Tax Period End Date)	02/28/03
5. (Payment Due Date)	03/20/03	20th or following Monday if holiday
6. (verification code)	23	Sum of digits + number of digits
7. (reference #)	88133
8.	1# for no other taxes to report
Date Called	03/17/03
Time Called	1:20 PM

Approved by	Jeff Link, Director of Tax	Date

		3500	5800	Total
PAYEE:	Tennessee Dept of Revenue	1,937.82	0.18	1,938.00
Andrew Jackson State Office Building, Nashville, TN 37242

Tax period	Feb-03	Due 19th by 3pm CST
1. (Dial)	1-800-568-1300
2. (Tax type)	29#
3. (Federal or State Code)	19#
4. (Bank Number)	0022#
5. Taxpayer ID Number	100291570#
6. (Personal ID #)	3861
7. (Tax Code)	02001#
8. (Tax Period)	02/2003	Enter manually
9. (Payment Amount)	193800
10. (Settlement Date)	03/20/2003	20th or following Monday if holiday
11.	Wait for processing
12. (EFT # and validation)	01738598/26	8 digit/2 digit
(To repeat EFT/Validation # press * to repeat)
13.	Thank You, Good-bye.
(Verification Code)	26	Sum of digits + number of digits
Date Called	03/17/03
Time Called	1:26 PM

Approved by	Jeff Link, Director of Tax	Date

		3500	5800	Total
PAYEE:	Texas Comptroller of Public Accounts	4,299.09	#REF!	4,277.59
	State Treasurer, John Sharpe, 111 E. 117th Street Austin, TX. 78774-0100

month of:	December-02
1. (Dial)	1-800-636-4003
2. (ID number)	67286
3. (location number)	10798
4. (password)	468
5.	1 to add a transaction
6. (total payment amount)	4,277.59	Enter * for decimal point
(check digit)		Sum of digits + number of digits
7. (T-Code)	26020
8. (Filing Period)	0012	Enter manually
9. State sales tax pmt		Enter manually from return, enter * for decimal point
10. Local sales tax pmt		Enter manually from return, enter * for decimal point
11. (Settlement Date)	1 to accept settlement date	20th or following Monday if holiday
12. (Trace number)
13.	9 to exit
Date Called
Time Called

Approved by	Jeff Link, Director of Tax	Date

		3500	5800	Total
PAYEE:	Wisconsin Dept of Revenue	343.99	(10.00)	333.99
	PO Box 8902
	Madison, WI 53708-8902

month of:	February-03	Due on 19th by 4pm CST
1. (Dial)	1-888-338-9472, then 1
2. (EFT ID #)	363573412101
3. (EFT Password)	73412
4. (Tax Type code)	04100
5. (Last day of Tax Period)	02/28/03
6. (Amount of witholding tax)	Leave blank
7. (Amt of Tax Payment)	33399
8. (Effective Date of payment)	03/20/03	20th or following Monday if holiday
9. (Confirmation Number)	7600451375	Given by system
Date Called	03/17/03
Time Called	1:31 PM

Approved by	Jeff Link, Director of Tax	Date

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

CASE NAME: LEE WAYNE CORPORATION                                                          CASE NO.: 02 B 13224

FOR MONTH ENDING APRIL, 2003

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis.  Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes (X)	No ( )

2.	FICA withholdings	Yes (X)	No ( )

3.	Employee’s withholdings	Yes (X)	No ( )

4.	Employer’s FICA	Yes (X)	No ( )

5.	Federal Unemployment Taxes	Yes (X)	No ( )

6.	State Income Tax	Yes (X)	No ( )

7.	State Employee withholdings	Yes (X)	No ( )

8.	All other state taxes	Yes (X)	No ( )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Lee Wayne Corporation

IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:

March 1, 2003 to March 31, 2003

DATE SUBMITTED:              6/14/2003

DATE REQUIRED:                 4/4/2003

							3500 acct debit (credit)	other accts debit (credit)
Vendor #	Payt Day	Payable To/ Address	Total Amount of Check	CL	JL	G/L Account No.	Amount	Amount	Registration #
64160	20	Alabama Department of Revenue	$1,360.64	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	1,360.64		68SU-23627
		Sales and Use Tax Division				0-HI-LWCO-5800-0000-CORP-00-00
		P.O. Box 831199				0-HI-LWCO-5800-0000-CORP-00-00
		Birmingham, AL 35283-1199

8324	20	Baldwin County	$0.09	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	0.09		4896-1
		Sales & Use Tax Department				0-HI-LWCO-5800-0000-CORP-00-00
		P.O. Box 369
		Foley, AL 36536

	20	Randy Godeke, Director	$4.03	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	4.03
		Jefferson County Department of Revenue				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		P.O. Box 830710
		Birmingham, AL 35283-0710

	20	Madison County Sales Tax Department	$13.92	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	14.65
		100 North Side Square				0-HI-LWCO-5800-0000-CORP-00-00		(0.73)
		Huntsville, AL 35801-4820

Morgan	20	Morgan County Sales Tax Office	$33.15	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	34.90		91208
		P.O. Box 1848				0-HI-LWCO-5800-0000-CORP-00-00		(1.75)
		Decatur, AL 35602				0-HI-LWCO-5800-0000-CORP-00-00

3839	20	Tax Trust Acct.	$501.58	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	501.58
		Sales Tax Division				0-HI-LWCO-5800-0000-CORP-00-00
		PO Box 830725
		Birmingham, AL 35283-0725

65228	20	City of Birmingham	$174.29	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	175.61
Quarterly		P.O. Box 10566				0-HI-LWCO-5800-0000-CORP-00-00		(1.32)
		Birmingham, AL 35296-0001

66096	20	City of Decatur	$148.01	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	149.51
		Drawer 1059				0-HI-LWCO-5800-0000-CORP-00-00		(1.50)
		PO Box 830822				0-HI-LWCO-5800-0000-CORP-00-00
		Birmingham, AL 35283-0822

CITYH	20	City of Huntsville	$309.53	x	x	0-HI-LWCO-3500-STAL-CORP-00-00	309.53		301978-0001
		City Clerk				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		P.O. Box 040003
		Huntsville, AL 35804

61395	20	Arizona Department of Revenue	$2,899.78	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00	2,899.78		07 583231-T
		PO Box 29010				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Phoenix, AZ 85038

66073	20	Phoenix City Treasurer	$315.53	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00	315.53
		PO Box 29690				0-HI-LWCO-5800-0000-CORP-00-00
		Phoenix, AZ 85038-9690

7753	20	City of Tempe	$0.08	x	x	0-HI-LWCO-3500-STAZ-CORP-00-00	0.08
		Tax and License Office				0-HI-LWCO-5800-0000-CORP-00-00
		P.O. Box 29618
		Phoenix, AZ 85038-9618

65556	20	Colorado Department of Revenue	$798.00	x	x	0-HI-LWCO-3500-STCO-CORP-00-00	824.77		09-93242-0000
		Taxpayer Service Division				0-HI-LWCO-5800-0000-CORP-00-00		(28.00)
		1375 Sherman Street				0-HI-LWCO-5800-0000-CORP-00-00		1.23
		Denver, CO 80261

8463	20	City & County of Denver	$343.10	x	x	0-HI-LWCO-3500-STCO-CORP-00-00	344.82
		Department of Revenue, Treasury Division				0-HI-LWCO-5800-0000-CORP-00-00		(1.72)
		P. O. Box 17430
		Denver, CO 80217-0430

64194	31	Commissioner of Revenue Services	$2,227.29	x	x	0-HI-LWCO-3500-STCT-CORP-00-00	2,227.29		9573684-000
		Department of Revenue Services				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		P.O. Box 5030
		Hartford, CT 06102-5030

65735	20	Georgia Sales & Use Tax Division	$980.23	x	x	0-HI-LWCO-3500-STGA-CORP-00-00	1,010.55		17542259
		Department of Revenue				0-HI-LWCO-5800-0000-CORP-00-00		(30.32)
		P.O. Box 105296				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Atlanta, GA 30348

IIAADE	20	Sales/Use Processing	$27.64	x	x	0-HI-LWCO-3500-STIA-CORP-00-00	27.64		2-00-141260
20/30		Iowa Dept. of Revenue and Finance				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		P.O. Box 10412
		Des Moines, IA 50306-0412

62370	20	Indiana Dept of Revenue	$2,502.21	x	x	0-HI-LWCO-3500-STIN-CORP-00-00	2,523.15		0101805675
		P.O. Box 7218				0-HI-LWCO-5800-0000-CORP-00-00		(20.94)
		Indianaopolis, IN 46207-7218				0-HI-LWCO-5800-0000-CORP-00-00		0.00

62645	25	Kansas Department of Revenue	$1,718.05	x	x	0-HI-LWCO-3500-STKS-CORP-00-00	1,718.05		115-7377
		Retailers Compensating Use Tax				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		915 Southwest Harrison St
		Topeka, KS 66625-0001

65157	20	Kentucky State Treasurer	$481.17	x	x	0-HI-LWCO-3500-STKY-CORP-00-00	489.74		074166
		Revenue Cabinet				0-HI-LWCO-5800-0000-CORP-00-00		(8.57)
		Frankfort, KY 40619				0-HI-LWCO-5800-0000-CORP-00-00		0.00

5719	20	Department of Revenue and Taxation	$1,425.00	x	x	0-HI-LWCO-3500-STLA-CORP-00-00	1,441.41		1677467-001 0
		PO BOX 3138				0-HI-LWCO-5800-0000-CORP-00-00		(16.00)
		Baton Rouge, LA 70821-3138				0-HI-LWCO-5800-0000-CORP-00-00		(0.41)

5732	20	City of Baton Rouge	$460.03	x	x	0-HI-LWCO-3500-STLA-CORP-00-00	464.68		70-00590-850
		Parish of East Baton Rouge				0-HI-LWCO-5800-0000-CORP-00-00		(4.65)
		Revenue Division				0-HI-LWCO-5800-0000-CORP-00-00
		PO Box 2590
		Baton Rouge, LA 70821

61177	20	Massachusetts Department of Revenue	$2,966.92	x	x	0-HI-LWCO-3500-STMA-CORP-00-00	2,966.92		364-254-338
		P.O. Box 7039				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Boston, MA 02204

64189	20	State of MD- Comptroller of the Treasury	$551.33	x	x	0-HI-LWO-3500-SRMD-CORP-00-00	554.66		09171817
		Revenue Administration Division				0-HI-LWCO-5800-0000-CORP-00-00		(3.33)
		Remittance Processing Center				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		110 Carroll Street
		Anapolis, MD 21411-0001

63030	15	State of Michigan	$7,024.07	x	x	0-HI-LWCO-3500-STMI-CORP-00-00	7,047.56		36-4254338
		Dept 77802				0-HI-LWCO-5800-0000-CORP-00-00		(23.49)	due on the 15th
		Detroit, MI 48277-0003				0-HI-LWCO-5800-0000-CORP-00-00		0.00

63050	20	Minnesota Department of Revenue	$1,033.00	x	x	0-HI-LWCO-3500-STMN-CORP-00-00	1,032.65
		Minnesota Sales and Use Tax				0-HI-LWCO-5800-0000-CORP-00-00		0.35
		P.O. Box 64622
		St. Paul, MN 55146-4622

61390	20	Missouri Department of Revenue	$1,582.40	x	x	0-HI-LWCO-3500-STMO-CORP-00-00	1,614.69		16879457
20/30		Business Taxes Bureau				0-HI-LWCO-5800-0000-CORP-00-00		(32.29)
		P.O. Box 840				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Jefferson City, MO 65105

63245	15	North Carolina Department of Revenue	$3,556.91	x	x	0-HI-LWCO-3500-STNC-CORP-00-00	3,556.91		600194749
		PO Box 25000				0-HI-LWCO-5800-0000-CORP-00-00			due on the 15th
		Raleigh, NC 27640

63242	31	Office of State Tax Commissioner	$416.18	x	x	0-HI-LWCO-3500-STND-CORP-00-00	417.18
		State Capitol				0-HI-LWCO-5800-0000-CORP-00-00		(1.00)
		600 East Bfoulevard Ave				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Bismark, ND 58505-0599

65295	20	New Jersey Sales Tax	$130.68	x	x	0-HI-LWCO-3500-STNJ-CORP-00-00	130.68		364-254-338/000
		CN-999				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Trenton, NJ 08646-0999

65099	25	State of New Mexico	$167.01	x	x	0-HI-LWCO-3500-STNM-CORP-00-00	167.01		02-373-800-00-6
		Taxation and Revenue Department				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		P.O. Box 25128				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Santa Fe, NM. 87504-5128

65215	31	Nevada Department of Taxation	$4,178.75	x	x	0-HI-LWCO-3500-STNV-CORP-00-00	4,231.65		943953978
		P.O. Box 98560				0-HI-LWCO-5800-0000-CORP-00-00		(52.90)
		Las Vegas, NV 89193-8560				0-HI-LWCO-5800-0000-CORP-00-00		0.00

63239	20	NYS Sales Tax Processing	$4,554.95	x	x	0-HI-LWCO-3500-STNY-CORP-00-00	4,554.95		TF1419053
		General Post Office				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		PO Box 1208				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		New York, NY 10116-1208

65176	15	Treasurer of State of Ohio	$4,655.90	x	x	0-HI-LWCO-3500-STOH-CORP-00-00	4,691.09		99037439
		P.O. Box 16560				0-HI-LWCO-5800-0000-CORP-00-00		(35.18)	due on the 15th
		Columbus, OH 43266-00600				0-HI-LWCO-5800-0000-CORP-00-00		(0.01)

63330	15	Oklahoma Tax Commission	$1,503.82	x	x	0-HI-LWCO-3500-STOK-CORP-00-00	1,538.43		606170
		Business Tax Division				0-HI-LWCO-5800-0000-CORP-00-00		(34.62)	due on the 15th
		P.O. Box 26850				0-HI-LWCO-5800-0000-CORP-00-00		0.01
		Oklahoma City, OK 73126-0850

64193	20	South Carolina Tax Commission	$2,006.02	x	x	0-HI-LWCO-3500-STSC-CORP-00-00	2,046.94		09924146-7
		SC Department of Revenue and Taxation				0-HI-LWCO-5800-0000-CORP-00-00		(40.92)
		Sales Tax Return				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Columbia, SC 29214-0102

64196	20	Tennessee Department of Revenue	$9,072.00	x	x	0-HI-LWCO-3500-STTN-CORP-00-00	9,072.34		102742203
		Andrew Jackson State Office Building				0-HI-LWCO-5800-0000-CORP-00-00		(0.34)
		Nashville, TN 37242				0-HI-LWCO-5800-0000-CORP-00-00

61175	20	Virginia Department of Taxation	$1,189.04	x	x	0-HI-LWCO-3500-STVA-CORP-00-00	1,221.63		0018532697
		Processing Services Division				0-HI-LWCO-5800-0000-CORP-00-00		(32.59)
Note: New		PO Box 26626				0-HI-LWCO-5800-0000-CORP-00-00		0.00
Address		Richmond, VA 23261-6626

64198	25	State of Washington	$937.83	x	x	0_HI-LWCO-3500-STWA-CORP-00-00	855.87		601921287
		Department of Revenue				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		PO Box 34051				0-HI-LWCO-8760-0000-CORP-00-00		81.96
		Seattle, WA 98124-1051

Subtotal of checks required			$62,250.16				62,539.19	(289.03)

EFT’s - NO CHECKS REQUIRED

			EFT’s

64182	24	Board of Equalization	$47,942.00	x	x	0-HI-LWCO-3500-STCA-CORP-00-00	47,944.04		SCOHA97579643
EFT Payment		PO Box 942879				0-HI-LWCO-5800-0000-CORP-00-00		(2.04)
24/30		Sacramento, CA 94279-0001

64187	20	Florida Dept. of Revenue	$2,275.22	x	x	0-HI-LWCO-3500-STFL-CORP-00-00	2,305.27		78-11088557-20-2
EDI Return & Payment		5050 W. Tennessee Street				0-HI-LWCO-5800-0000-CORP-00-00		(30.00)
		Tallahassee, FL 32314-6527				0-HI-LWCO-5800-0000-CORP-00-00		(0.05)

EFT Prepayment	N/A	Illinois Department of Revenue	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00	0.00
		Retailers Occupation Tax				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Springfield, Illinois 62796				0-HI-LWCO-5800-0000-CORP-00-00

EFT Prepayment	N/A	Illinois Department of Revenue	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00	0.00
		Retailers Occupation Tax				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Springfield, Illinois 62796				0-HI-LWCO-5800-0000-CORP-00-00

EFT Prepayment	N/A	Illinois Department of Revenue	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00	0.00
		Retailers Occupation Tax				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Springfield, Illinois 62796				0-HI-LWCO-5800-0000-CORP-00-00

EFT Prepayment	N/A	Illinois Department of Revenue	$—	x	x	0-HI-LWCO-3500-STIL-CORP-00-00	0.00
		Retailers Occupation Tax				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Springfield, Illinois 62796				0-HI-LWCO-5800-0000-CORP-00-00

EFT Payment	20	Illinois Department of Revenue	$11,814.00	x	x	0-HI-LWCO-3500-STIL-CORP-00-00	11,985.75
3/20/2002		Retailers Occupation Tax				0-HI-LWCO-3845-0000-CORP-00-00		38.00
		Springfield, Illinois 62796				0-HI-LWCO-5800-0000-CORP-00-00		(210.00)
						0-HI-LWCO-5800-0000-CORP-00-00		0.25

65156	20	PA Dept of Revenue	$12,987.08	x	x	0-HI-LWCO-3500-STPA-CORP-00-00	13,118.26		81061172
EFT Payment		Bureau of Receipts and Control				0-HI-LWCO-5800-0000-CORP-00-00		(131.18)
		Department of 280406				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Harrisburg, PA 17128-0406

64195	20	State Treasurer	$6,435.87	x	x	0-HI-LWCO-3500-STTX-CORP-00-00	6,468.21		1-36-4254338-6
EDI Return & Payment		John Sharp Comptroller of Public Accounts				0-HI-LWCO-5800-0000-CORP-00-00		(32.34)
		111 E 17th Street				0-HI-LWCO-5800-0000-CORP-00-00		0.00
		Austin, TX 78774-0100

64945	20	Wisconsin Department of Revenue	$1,591.65	x	x	0-HI-LWCO-3500-STWI-CORP-00-00	1,601.65		UT24605
		Drawer Number 389				0-HI-LWCO-5800-0000-CORP-00-00		(10.00)
		Milwaukee, WI 53293				0-HI-LWCO-5800-0000-CORP-00-00		0.00

Subtotal of EFT’s required			$83,045.82				83,423.18	(377.36)

		Grand total	$145,295.98				145,962.37	(666.39)

		Check Disbursements By Date:
		Check Disbursements Post Marked the 15th	$16,740.70
		Check Disbursements Post Marked the 20th	$35,864.35
		Check Disbursements Post Marked the 25th	$2,822.89
		Check Disbursements Post Marked the 28th	$—
		Check Disbursements Post Marked the 30th	$—
		Check Disbursements Post Marked the 31th	$6,822.22
		Total Checks	$62,250.16

		EFT Disbursements By Date:
		EFT Disbursements Posted By Bank On 20th	$35,103.82
		EFT Disbursements Posted By Bank On 24th	$47,942.00
		EFT Disbursements Posted By Bank On 28th	$—
		EFT Disbursements Posted By Bank On 30th	$—

		EFT Disbursements Posted By Bank On 31th	$—

		Total EFT Disbursements	$83,045.82

		Total Disbursements	$145,295.98

ACH DEBIT	Lee Wayne Corporation

		3500	5800	Total

PAYEE:
EFT Starting: 1/01/01	California Board of Equalization, PO Box 942879 Sacramento, CA. 94279-0001	47,944.04	(2.04)	47,942.00
month of:	February-03	Due on 23/24 by 3:00 PST
Step 1 (Dial)	1-800-554-7500 then 1	(1 day settlement allowed)
Step 2	blank
Step 3 (Select BOE)	1#
Step 4 (Select tax payment)	1#
Step 5 (BOE permit number)	97579643
Step 6 (Security Code)	1234
Step 7 (tax type code)	04102	04101, 04102, 04100
Step 8 (Period End Date)	02/28/03
Step 9 (Tax Amount)	47,942.00
Step 10 (Penalty)	0
Step 11 (Interest Amount)	0
Step 12 (Total Amount)	47,942.00
Step 13 (Verification Code)	30	Sum of digits + number of digits
Step 14 (Bank Debit Date)	03/24/03	Next business day (Use 25th made on 24th)
Step 15 (Reference #)	81444
Step 16 (Disconnect)	1#
Date Called	03/17/03
Time Called	11:18AM

Approved by	Jeff Link, Director of Tax	Date

04101	First Prepayment
04102	Second Prepayment
04100	Return Payment

EFT Starting: 8/01/00
		3500	5800	Total
PAYEE:	Florida Dept of Revenue 5050 W. Tennessee St. Tallahassee, FL. 32314-6527	2,305.27	(30.05)	2,275.22
EDI Return & Payment
month of:	Feb-03	Due on 19th by 3:45 EST
1. (Dial)	1-800-477-4829, then 1
2. (Company ID#)	1010*809109
3. (tax payment amount)	227522
4. (tax period)	01/31/03
5. (payment type)	1
6. (verification code)		starting with right most digit, mult by 1
7. (confirmation code)	EDI Return & Payment	then alt digits by 2. Add product of digits
Date Sent	03/17/03	to number of digits.
Time Sent	11:29AM
Date Confirmed
Time Confirmed

Approved by	Jeff Link, Director of Tax	Date

EFT Starting: 7/01/00
		3500 1st Pmt	3500 2nd Pmt	3500 3rd Pmt	3500 4rd Pmt
PAYEE:	Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796

month of:		December-02	December-02	December-02	December-02
(Dial)		1-888-453-6789
IBT Number		2981-4049	2981-4049	2981-4049	2981-4049
Password		1234	1234	1234	1234
Tax type code		0412	0412	0412	0412
		1#	1#	1#	1#
Tax period end date
Payment amount		$0.00	$0.00	$0.00	$0.00
		1#	1#	1#	1#
Debit date confirmation number:
		2#	2#	2#	1#
Date Called
Time Called

06/10/03
Approved by	Jeff Link, Director of Tax		Date

0412	Sales & Use Qtr-Mnthly Tax Payments
0411	ST-1 Sales and Use Tax Return Payment

EFT Starting: 8/01/00
		3500	5800	Total
PAYEE:	Illinois Dept. of Revenue Retailers Occupation Tax, Springfield, IL. 62796	11,985.75	(209.75)	11,814.00

month of:	February-03
1. (Dial)	1-888-453-6789, then 1
2. IBT Number	2981-4049
3. Password	1234
4. Tax Type Code	0411

5. Tax Period End Date	02/28/03
6. Payment Amount	11,814.00

7. Debit Date	03/20/03
8. Confirmation Number:	82113

Date Called	3/17/2003
Time Called	11:30AM

Approved by	Jeff Link, Director of Tax	Date

0412	Sales & Use Qtr-Mnthly Tax Payments
0411	ST-1 Sales and Use Tax Return Payment

		3500	5800	Total
PAYEE:	Pennsylvania Dept. of Revenue	13,118.26	(131.18)	12,987.08

month of:	February-03	Due on 19th by 4:45 EST
1. (Dial)	1-800-950-1381, then 1
2. (Inform report ID #)	2311177535
3. (Total Tax Payment)	1298708
4. (Tax Period End Date)	02/28/03
5. (Payment Due Date)	03/20/03	20th or following Monday if holiday
6. (verification code)	36	Sum of digits + number of digits
7. (reference #)	82404
8.	1# for no other taxes to report
Date Called	03/17/03
Time Called	11:36AM

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	LWCO
		3500	5800	Total

PAYEE:	Texas Comptroller of Public Accounts	6,468.21	(32.34)	6,435.87
	State Treasurer, John Sharpe
			EDI Return & Payment
month of:	December-02
1. (Dial)	1-800-636-4003
2. (ID number)	67286
3. (location number)	38170
4. (password)	340
5.	1 to add a transaction
6. (total payment amount)	6435.87	Enter * for decimal point
(check digit)		Sum of digits + number of digits
7. (T-Code)	26020
8. (Filing Period)	0012	Enter manually
9. State sales tax pmt		Enter manually from return, enter * for decimal point
10. Local sales tax pmt		Enter manually from return, enter * for decimal point
11. (Settlement Date)	1 to accept settlement date 20th or following Monday if holiday
12. (Confirm number)
13.	9 to exit
Date Sent & Confirmed
Time Sent & Confirmed

Approved by	Jeff Link, Director of Tax	Date

ACH DEBIT	Lee Wayne Corporation
		3500	5800	Total
PAYEE:	Wisconsin Dept of Revenue	1,601.65	(10.00)	1,591.65
	PO Box 8902
	Madison, WI 53708-8902
month of:	February-03	Due on 19th by 4pm CST
1. (Dial)	1-888-338-9472, then 1
2. (EFT ID #)	364254338101
3. (EFT Password)	54338
4. (Tax Type code)	04100
5. (Last day of Tax Period)	02/28/03
6. (Amount of witholding tax)	Leave blank
7. (Amt of Tax Payment)	159165
8. (Effective Date of payment)	03/20/03	20th or following Monday if holiday
9. (Confirmation Number)	7600450958	Given by system
Date Called	03/17/03
Time Called	11:42AM

Approved by	Jeff Link, Director of Tax	Date

Case # 02 B 12059

HALO Industries, Inc.

April 2003

Exhibit G - Profit and Loss Statement

Chapter 11

STATEMENT OF OPERATIONS

(Income Statement)

April 30, 2003

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$5,532,118	$230,928,495
Less: Returns and Allowances	—	(83)
Net Revenue	$5,532,118	$230,928,412
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	3,551,402	157,246,481
Gross Profit	1,980,715	73,681,931
OPERATING EXPENSES
Advertising	—	158,931
Auto and Truck Expenses	242	51,896
Bad Debts	14,438	4,414,044
Contributions
Employee Benefits Programs	47,560	3,981,174
Insider Compensation*	968,255	40,813,197
Insurance	39,539	1,078,999
Management Fee/Bonuses	18,200	1,981,941
Office Expense	23,766	624,981
Pension & Profit Sharing Plans
Repairs and Maintenance	8,334	756,271
Rent and Lease Expense	94,669	9,025,715
Salaries/Commission/Fees	477,406	23,812,827
Supplies	5,673	790,430
Taxes - Payroll	41,269	1,801,231
Taxes - Real Estate
Taxes - Other	712	735,117
Travel and Entertainment	27,934	1,270,802
Utilities	5,168	465,181
Other (attach schedule)	260,679	27,085,899
Total Operating Expenses Before Depreciation	2,033,842	118,848,636
Depreciation/Depletion/Amortization	214,168	7,707,402
Net Profit (Loss) Before Other Income & Expenses	(267,295)	(52,874,107)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	41,162	508,681
Interest Expense	(29,154)	(369,388)
Other Expense (attach schedule)	—	1,793,344
Net Profit (Loss) Before Reorganization Items	(255,287)	(50,941,470)
REORGANIZATION ITEMS
Professional Fees	33,682	16,225,966
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(857)	(243,608)
Other Reorganization Expenses (attach schedule)	—	(4,631,230)
Total Reorganization Expenses	32,825	11,351,128
Income Taxes	—	9,342,422
Net Profit (Loss)	$(288,112)	$(71,635,020)

* “Insider” is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Sample expense	37,836	775,701
Sample amortization	3,276	744,194
Marketing	—	11,721
Catalogs	6,454	5,576,186
Promotion and business development	—	37,501
Exhibit & show expnses	21,800	550,993
National meeting expense	—	(40,496)
Regional meeting expense	—	3,500
Royalty fees	8,169	1,309,010
Recruiting expense	2,460	43,758
Telemarketing - phone	3,645	75,089
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	60,216	3,455,840
Postage and freight	19,415	2,233,926
Bank fees / credit card charges	48,325	1,481,174
Computer expenses	15,538	764,680
Public company expenses	32,812	984,300
Other	732	8,892,395
Allocation Exp	—	186,429

Total Other	260,679	27,085,899

HALO DIP

STATEMENT OF OPERATIONS

(Income Statement)

April 30, 2003

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$1,291,290	$143,729,025
Less: Returns and Allowances	—	(83)
Net Revenue	$1,291,290	$143,728,941
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	768,492	103,448,940
Gross Profit	522,797	40,280,002
OPERATING EXPENSES
Advertising	—	155,904
Auto and Truck Expenses	—	46,679
Bad Debts	3,912	4,130,068
Contributions
Employee Benefits Programs	23,179	3,148,811
Insider Compensation*	189,649	24,321,162
Insurance	28,217	889,518
Management Fee/Bonuses	18,200	1,816,859
Office Expense	11,753	394,927
Pension & Profit Sharing Plans
Repairs and Maintenance	2,315	574,202
Rent and Lease Expense	35,092	7,574,083
Salaries/Commission/Fees	261,312	17,664,352
Supplies	699	550,337
Taxes - Payroll	21,630	1,300,612
Taxes - Real Estate
Taxes - Other	305	719,121
Travel and Entertainment	17,269	1,004,157
Utilities	602	371,971
Other (attach schedule)	120,295	16,555,220
Total Operating Expenses Before Depreciation	734,429	81,217,983
Depreciation/Depletion/Amortization	121,165	4,966,004
Net Profit (Loss) Before Other Income & Expenses	(332,797)	(45,903,986)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	18,125	29,090
Interest Expense	(25,209)	5,074,675
Other Expense (attach schedule)	—	1,682,297
Net Profit (Loss) Before Reorganization Items	(339,881)	(39,117,923)
REORGANIZATION ITEMS
Professional Fees	32,346	16,199,815
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	(857)	(243,608)
Other Reorganization Expenses (attach schedule)	—	(4,631,230)
Total Reorganization Expenses	31,489	11,324,977
Income Taxes	—	11,210,522
Net Profit (Loss)	$(371,371)	$(61,653,422)

* “Insider” is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Sample expense	—	27,216
Sample amortization	3,276	744,194
Marketing	—	10,472
Catalogs	(476)	5,376,804
Promotion and business development	—	25,145
Exhibit & show expnses	4,167	230,165
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	4,553	254,230
Recruiting expense	13	1,120
Telemarketing - phone	1,572	10,426
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	32,915	2,766,423
Postage and freight	6,313	1,805,235
Bank fees / credit card charges	24,081	1,039,388
Computer expenses	10,445	588,012
Public company expenses	32,812	954,300
Other	624	8,707,163
Allocation Exp	—	(5,988,571)

Total Other	120,295	16,555,220

Events by HA-LO

STATEMENT OF OPERATIONS

(Income Statement)

April 30, 2003

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$—	$2,523,985
Less: Returns and Allowances	—	—
Net Revenue	$—	$2,523,985
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	—	1,572,316
Gross Profit	—	951,670
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	—	7,000
Bad Debts	—	—
Contributions
Employee Benefits Programs	—	64,984
Insider Compensation*	—	277,042
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	—	3,564
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	7,811
Salaries/Commission/Fees	—	542,194
Supplies	—	1,025
Taxes - Payroll	—	59,782
Taxes - Real Estate
Taxes - Other	—	—
Travel and Entertainment	—	10,681
Utilities	—	105
Other (attach schedule)	—	165,827
Total Operating Expenses Before Depreciation	—	1,140,015
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	—	(188,346)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	238,594
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	—	50,249
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$—	$50,249

* “Insider” is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expnses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing - phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone / facsimile	—	6,446
Postage and freight	—	1,319
Bank fees / credit card charges	—	(1,150)
Computer expenses	—	2,962
Public company expenses	—	—
Other	—	0
Allocation Exp	—	156,250

Total Other	—	165,827

Lee Wayne Co.

STATEMENT OF OPERATIONS

(Income Statement)

April 30, 2003

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$4,240,828	$87,199,471
Less: Returns and Allowances	—	—
Net Revenue	$4,240,828	$87,199,471
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	2,782,910	53,797,542
Gross Profit	1,457,918	33,401,929
OPERATING EXPENSES
Advertising	—	2,121
Auto and Truck Expenses	242	5,216
Bad Debts	10,526	261,888
Contributions
Employee Benefits Programs	24,381	707,878
Insider Compensation*	778,606	16,492,035
Insurance	11,322	189,480
Management Fee/Bonuses	—	—
Office Expense	12,013	224,582
Pension & Profit Sharing Plans
Repairs and Maintenance	6,019	180,595
Rent and Lease Expense	59,576	1,214,923
Salaries/Commission/Fees	216,093	5,017,634
Supplies	4,975	240,094
Taxes - Payroll	19,639	424,459
Taxes - Real Estate
Taxes - Other	407	15,996
Travel and Entertainment	10,664	245,417
Utilities	4,566	81,425
Other (attach schedule)	140,384	10,333,383
Total Operating Expenses Before Depreciation	1,299,413	35,637,125
Depreciation/Depletion/Amortization	93,003	2,054,314
Net Profit (Loss) Before Other Income & Expenses	65,502	(4,289,510)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	23,037	478,884
Interest Expense	(3,944)	(124,687)
Other Expense (attach schedule)	—	111,046
Net Profit (Loss) Before Reorganization Items	84,595	(3,824,266)
REORGANIZATION ITEMS
Professional Fees	1,336	82,631
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	1,336	82,631
Income Taxes	—	(1,868,100)
Net Profit (Loss)	$83,259	$(2,038,798)

* “Insider” is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs
Sample expense	37,836	748,485
Sample amortization	—	—
Marketing	—	1,249
Catalogs	6,930	199,382
Promotion and business development	—	—
Exhibit & show expnses	17,634	320,828
National meeting expense	—	(40,496)
Regional meeting expense	—	—
Royalty fees	3,617	1,054,780
Recruiting expense	2,447	42,638
Telemarketing - phone	2,074	64,663
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone / facsimile	27,301	685,527
Postage and freight	13,101	428,850
Bank fees / credit card charges	24,245	441,726
Computer expenses	5,093	136,719
Public company expenses	—	30,000
Other	108	44,032
Allocation Exp	—	6,175,000

Total Other	140,384	10,333,383

Case # 02 B 12059

HALO Industries, Inc.

April 2003

Exhibit H - Balance Sheet

Chapter 11

BALANCE SHEET

April 30, 2003

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	(855,799)	1,099,951
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	7,582,753	55,773,499
Notes Receivable	—	—
Inventories	1,704,265	14,101,006
Prepaid Expenses	2,191,119	10,584,478
Professional Retainers
Other Current Assets (attach schedule)	91,913,171	131,258,108
TOTAL CURRENT ASSETS	$102,535,508	$212,817,042
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	3,942,889
Machinery and Equipment	1,739,074	19,011,257
Furniture, Fixtures and Office Equipment	1,543,400	10,365,612
Leasehold Improvements	666,044	4,185,879
Vehicles	35,599	96,131
Less Accumulated Depreciation	(1,957,010)	(17,687,403)
TOTAL PROPERTY & EQUIPMENT	$2,027,105	$19,914,364
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	16,723,689	26,224,254
TOTAL OTHER ASSETS	$16,723,689	$26,224,254

TOTAL ASSETS	121,286,303	$258,955,661

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	11,127,774	36,407,579
Taxes Payable (refer to FORM MOR-4)	440,684	(9,257,948)
Wages Payable	1,241,983	9,400,073
Notes Payable
Rent / Leases - Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	21,929,104	67,349,786
TOTAL POSTPETITION LIABILITIES	$34,739,546	$103,899,490
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	33,395,103	—
TOTAL PRE-PETITION LIABILITIES	$33,395,103	$—

TOTAL LIABILITIES	$68,134,649	$103,899,490
OWNER EQUITY
Capital Stock	461,385,054	470,592,994
Additional Paid in Capital	—	—
Partners’ Capital Account
Owners Equity Account
Retained Earnings - Pre-Petition	(380,561,880)	(63,637,469)
Retained Earnings - Postpetition	(19,193,373)	(269,509,474)
Adjustments to Owners Equity (attach schedule)	(8,478,147)	17,610,117
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$53,151,654	$155,056,168

TOTAL LIABILITIES AND OWNER’S EQUITY	121,286,303	$258,955,658

* “Insider” is defined in 11 U.S.C. Section 101(31).

	Book Value at End Of Current Reporting Month	Book Value on Petition Date

ASSETS
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	91,913,171	131,258,108

Other Current Assets	91,913,171	131,258,108
Other Assets
Intangible Assets	15,023,633	21,859,196
Officer advances	—	30,938
Sample Inventory	—	6,680
Marketable securities	—	25,000
Note receivable	1,187,477	(23)
CSV - Life insurance	—	1,202,742
Security deposits	523,083	303,957
Other assets - miscellaneous	(10,504)	5,748
Deferred taxes - non current	—	2,717,076
Investments	(0)	72,940
Other Assets	16,723,689	26,224,254

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNERS EQUITY
Other Postpetition Liabilities
Current maturities of long-term debt	1,466,432	1,452,459
Book overdraft	—	—
Accounts payable-unvouchered receipts	16,495	2,739,488
Accounts payable - rebates receivable	—	(1,314,249)
Accounts payable - manual	757,346	10,263,487
Customer deposit	121,333	5,028,202
Accrued interest	708	5,449
Accrued WIP costs	—	—
Accrued expenses other	(887,384)	7,369,510
Due to Related Parties	—	—
Deferred Taxes - current	—	972,278
S/T Restructuring Reserve	17,712,886	22,415,283
Term loans	1,489,929	1,492,269
Line of credit	1,184,510	15,272,006
Capital lease obligations	—	—
Deferred rent	(284)	—
Deferred compensation	—	1,295,295
Deferred liabilities - other	20,455	20,455
Deferred payments - acquisitions	23,852	315,028
Deferred taxes - non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	21,929,104	67,349,786
Adjustments to Owner Equity
Unamortized compensation - SE	26,110,825	(1,035,620)
Cumulative translation adjustment	(646,146)	(334,621)
CTA - forecast catagory only	—	—
Retained Earnings - Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(8,478,147)	17,610,117

Category:  ACTUAL

HALO DIP

Consolidated Balance Sheet

April, 2003  M.YTD

(Unaudited)

	HALO with Detroit Integration	CCA - Birmingham	Events by HA-LO	HALO DIP

ASSETS
CURRENT ASSETS
Cash and equivalents	(251,370)	0	399	(250,972)
Receivables:
Trade receivables	1,143,754	(470,860)	0	672,894
Unbilled receivables	99		0	99
Other receivables	787,095			787,095
Intercompany receivables	156,481,759	0	2,002,171	158,483,930
Inventory	1,062,676	0		1,062,676
Prepaid expenses and deposits	1,418,477	0	14,609	1,433,086
Current Assets	160,642,488	(470,860)	2,017,179	162,188,807

PROPERTY AND EQUIPMENT
Property and equipment	2,055,968	0		2,055,968
Accumulated Deprec Property & equipment	(771,464)	0		(771,464)
Total Property & Equipment, Net	1,284,503	0		1,284,503

Intangible assets, net	8,759,619			8,759,619
Other	216,789,295		(10,504)	216,778,791
Total Other assets	225,548,914		(10,504)	225,538,410

Total Assets	387,475,906	(470,860)	2,006,675	389,011,721

LIABILITIES
CURRENT LIABILITIES
Accts Payable - Pre	26,221,640	0	0	26,221,640
Accts Payable - Post	7,026,554	906,899	19,424	7,952,877
Accrued Expenses:
Accrued commisions and wages	688,049		(0)	688,049
Accrued other expenses	(1,490,158)	3,411	0	(1,486,746)
Customer deposits	3,808	147	0	3,955
Reserve for Restructuring	4,621,711			4,621,711
Total current liabilities	37,071,604	910,458	19,424	38,001,486

Long-Term Debt	491,855			491,855
Other Liabilities	20,171		0	20,171

SHAREHOLDERS’ EQUITY
Preferred stock	48,660,690			48,660,690
Common stock	412,724,364			412,724,364
Unamortized compensation	26,110,825			26,110,825
Cumulative translation account	(646,326)	0		(646,326)
Retained Earnings - Ending	(133,282,427)	(5,056,168)	1,987,251	(136,351,344)
Liabilities and shareholders’ equity	391,150,757	(4,145,710)	2,006,675	389,011,721

HALO DIP

BALANCE SHEET

April 30, 2003

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	(250,972)	1,207,623
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	1,460,088	47,810,047
Notes Receivable	—	—
Inventories	1,062,676	12,658,204
Prepaid Expenses	1,433,086	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	158,483,930	192,206,777
TOTAL CURRENT ASSETS	$162,188,807	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	3,942,889
Machinery and Equipment	1,021,945	16,998,197
Furniture, Fixtures and Office Equipment	850,671	9,717,576
Leasehold Improvements	183,351	4,153,447
Vehicles	—	77,208
Less Accumulated Depreciation	(771,464)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$1,284,503	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	225,538,410	233,583,342
TOTAL OTHER ASSETS	$225,538,410	$233,583,342

TOTAL ASSETS	389,011,721	$513,446,911

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	7,291,075	27,060,128
Taxes Payable (refer to FORM MOR-4)	2,718	(11,489,445)
Wages Payable	688,049	8,197,012
Notes Payable
Rent / Leases - Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	4,310,030	47,213,511
TOTAL POSTPETITION LIABILITIES	$12,291,872	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	26,221,640	—
TOTAL PRE-PETITION LIABILITIES	$26,221,640	$—

TOTAL LIABILITIES	$38,513,512	$70,981,206
OWNER EQUITY
Capital Stock	461,385,054	470,592,994
Additional Paid in Capital	—	—
Partners’ Capital Account
Owners Equity Account
Retained Earnings - Pre-Petition	(82,417,645)	(18,714,695)
Retained Earnings - Postpetition	(19,990,873)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(8,478,327)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$350,498,209	$442,465,703

TOTAL LIABILITIES AND OWNER’S EQUITY	389,011,721	$513,446,909

* “Insider” is defined in 11 U.S.C. Section 101(31).

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	158,483,930	192,206,777

Other Current Assets	158,483,930	192,206,777
Other Assets
Intangible Assets	8,759,619	14,051,075
Officer advances	—	30,938
Sample Inventory	—	6,680
Marketable securities	—	25,000
Note receivable	1,187,477	(23)
CSV - Life insurance	—	1,202,742
Security deposits	417,992	287,341
Other assets - miscellaneous	(10,504)	5,748
Deferred taxes - non current	—	2,717,076
Investments	215,183,826	215,256,766
Other Assets	225,538,410	233,583,342

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNERS EQUITY
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	15,061	574,217
Accounts payable - rebates receivable	—	(1,314,249)
Accounts payable - manual	646,741	9,916,853
Customer deposit	3,955	4,882,994
Accrued interest	—	4,742
Accrued WIP costs	—	—
Accrued expenses other	(1,489,464)	6,375,859
Due to Related Parties	—	—
Deferred Taxes - current	—	972,278
S/T Restructuring Reserve	4,621,711	9,213,061
Term loans	—	—
Line of credit	491,855	15,272,006
Capital lease obligations	—	—
Deferred rent	(284)	—
Deferred compensation	—	1,295,295
Deferred liabilities - other	20,455	20,455
Deferred payments - acquisitions	—	—
Deferred taxes - non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	4,310,030	47,213,511
Adjustments to Owner Equity
Unamortized compensation - SE	26,110,825	(1,035,620)
Cumulative translation adjustment	(646,326)	(290,092)
CTA - forecast catagory only	—	—
Retained Earnings - Other	(33,942,826)	18,980,358
Adjustments to Owner Equity	(8,478,327)	17,654,646

Events by HA-LO

BALANCE SHEET

April 30, 2003

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	399	3,318
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	—	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	14,609	46,415
Professional Retainers
Other Current Assets (attach schedule)	2,002,171	2,336,788
TOTAL CURRENT ASSETS	$2,017,179	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—

TOTAL ASSETS	2,006,675	$3,160,358

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	(0)	508,022
Notes Payable
Rent / Leases - Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	19,424	715,335
TOTAL POSTPETITION LIABILITIES	$19,424	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	—	—
TOTAL PRE-PETITION LIABILITIES	$—	$—

TOTAL LIABILITIES	$19,424	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners’ Capital Account
Owners Equity Account
Retained Earnings - Pre-Petition	1,996,983	1,581,035
Retained Earnings - Postpetition	(9,732)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$1,987,251	$1,937,002

TOTAL LIABILITIES AND OWNER’S EQUITY	2,006,675	$3,160,358

* “Insider” is defined in 11 U.S.C. Section 101(31).

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	2,002,171	2,336,788

Other Current Assets	2,002,171	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV - Life insurance	—	—
Security deposits	—	—
Other assets - miscellaneous	(10,504)	—
Deferred taxes - non current	—	—
Investments	—	—
Other Assets	(10,504)	—

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNERS EQUITY
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	—	—
Accounts payable - rebates receivable	—	—
Accounts payable - manual	19,424	15,146
Customer deposit	—	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes - current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities - other	—	—
Deferred payments - acquisitions	—	—
Deferred taxes - non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	19,424	715,335
Adjustments to Owner Equity
Unamortized compensation - SE	—	—
Cumulative translation adjustment	—	—
CTA - forecast catagory only	—	—
Retained Earnings - Other	—	—
Adjustments to Owner Equity	—	—

Lee Wayne Co.

BALANCE SHEET

April 30, 2003

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	(471,506)	(47,580)
Restricted Cash and Cash Equivalents (see contunuation sheet)
Accounts Receivable	6,124,021	7,922,872
Notes Receivable	—	—
Inventories	641,589	1,442,802
Prepaid Expenses	652,154	2,661,027
Professional Retainers
Other Current Assets (attach schedule)	4,571,625	2,876,123
TOTAL CURRENT ASSETS	$11,517,884	$14,855,244
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	717,128	773,080
Furniture, Fixtures and Office Equipment	692,729	1,048,477
Leasehold Improvements	482,693	32,432
Vehicles	35,599	18,923
Less Accumulated Depreciation	(1,185,546)	(1,023,870)
TOTAL PROPERTY & EQUIPMENT	$742,602	$849,041
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	6,369,105	7,824,737
TOTAL OTHER ASSETS	$6,369,105	$7,824,737

TOTAL ASSETS	18,629,591	$23,529,022

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	1,687,322	7,200,545
Taxes Payable (refer to FORM MOR-4)	443,484	2,237,016
Wages Payable	475,253	943,452
Notes Payable
Rent / Leases - Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	1,095,190	3,354,202
TOTAL POSTPETITION LIABILITIES	$3,701,250	$13,735,215
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	7,173,463	—
TOTAL PRE-PETITION LIABILITIES	$7,173,463	$—

TOTAL LIABILITIES	$10,874,713	$13,735,215
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners’ Capital Account
Owners Equity Account
Retained Earnings - Pre-Petition	6,991,016	9,345,287
Retained Earnings - Postpetition	763,862	448,520
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$7,754,878	$9,793,807

TOTAL LIABILITIES AND OWNER’S EQUITY	18,629,591	$23,529,022

* “Insider” is defined in 11 U.S.C. Section 101(31).

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
ASSETS

Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	4,571,625	2,876,123

Other Current Assets	4,571,625	2,876,123
Other Assets
Intangible Assets	6,264,014	7,808,121
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV - Life insurance	—	—
Security deposits	105,091	16,616
Other assets - miscellaneous	—	—
Deferred taxes - non current	—	—
Investments	—	—
Other Assets	6,369,105	7,824,737

	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNERS EQUITY
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	1,434	2,165,271
Accounts payable - rebates receivable	—	—
Accounts payable - manual	110,605	346,634
Customer deposit	117,378	145,207
Accrued interest	708	708
Accrued WIP costs	—	—
Accrued expenses other	125,733	247,482
Due to Related Parties	—	—
Deferred Taxes - current	—	—
S/T Restructuring Reserve	—	111,046
Term loans	—	(0)
Line of credit	692,655	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities - other	—	—
Deferred payments - acquisitions	23,852	315,028
Deferred taxes - non current	22,825	22,825
Reserve for Restructuring	—	—
Other Postpetition Liabilities	1,095,190	3,354,202
Adjustments to Owner Equity
Unamortized compensation - SE	—	—
Cumulative translation adjustment	—	—
CTA - forecast catagory only	—	—
Retained Earnings - Other	—	—
Adjustments to Owner Equity	—	—